LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED MAY 21, 2010

TO THE SUMMARY PROSPECTUS DATED DECEMBER 29, 2009 OF

WESTERN ASSET / CITI CONNECTICUT TAX FREE RESERVES

WESTERN ASSET CONNECTICUT MONEY MARKET CLASS A SHARES

WESTERN ASSET CONNECTICUT MONEY MARKET CLASS I SHARES

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated December 29, 2009, as supplemented on May 21, 2010 and as may be amended or further supplemented, the fund’s statement of additional information, dated December 29, 2009, as supplemented on March 12, 2010 and May 21, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2009, are incorporated by reference into this Summary Prospectus.

WASX012610

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